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                                                                    EXHIBIT 99.4

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
              (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63
                        OF TITLE 18, UNITED STATES CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the "Act"), I, Mark M. Jacobs, Executive Vice President and Chief Financial Officer of Reliant Energy, Incorporated (the "Company"), hereby certify, to the best of my knowledge:

(1) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2002                            /s/ Mark M. Jacobs
                                                   ----------------------------
                                                   Mark M. Jacobs
                                                   Executive Vice President and
                                                   Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to
Section 906 of the Act and is not being filed as part of the Report or as a separate disclosure document.